UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2021

SPX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6948	38-1016240
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6325 Ardrey Kell Road, Suite 400,
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (980) 474-3700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01	SPXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
SPX Corporation (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on May 11, 2021. At the Annual Meeting, the proposals listed below were submitted to a vote of the stockholders. The proposals are described in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on March 26, 2021 (the “2021 Proxy Statement”). The voting results for each proposal are set forth below.

As of the record date for the Annual Meeting, there were 45,309,380 shares of common stock outstanding and entitled to vote on each matter presented at the Annual Meeting. At the Annual Meeting, 43,030,502 shares of common stock, or approximately 95% of the outstanding shares of common stock entitled to vote, were represented in person or by proxy.

Proposal 1: The Company’s stockholders elected the following nominees named in the 2021 Proxy Statement to serve as directors until the 2024 Annual Meeting of Stockholders or until a successor is duly elected and qualified. The results of the vote were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Ruth G. Shaw	36,740,174	3,756,355	72,538	2,461,435
Robert B. Toth	40,097,265	392,242	79,560	2,461,435
Angel S. Willis	40,370,011	103,512	95,544	2,461,435

Proposal 2: The Company’s stockholders approved the Company’s named executive officers’ compensation as disclosed in the 2021 Proxy Statement, on a non-binding advisory basis. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
38,601,270	1,814,873	152,924	2,461,435

Proposal 3: The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
41,980,348	974,172	75,982	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION
(Registrant)

Date: May 11, 2021	By:	/s/ John W. Nurkin
John W. Nurkin
Vice President, General Counsel and Secretary

3